                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

================================================================================

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 4, 2005

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017, on Friday, February 4, 2005 commencing at 2:00 p.m., New York time.

     The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

          (1)  To elect two (2) directors of the Fund.

     The close of business on December 20, 2004 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

     This notice and related proxy material are first being mailed on or about January 11, 2005.

                                          By Order of the Board of Directors,

                                            /s/ Michael A. Pignataro

                                                  MICHAEL A. PIGNATARO
                                                        SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: January 11, 2005
New York, New York

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                 (This page has been left blank intentionally.)

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 LEXINGTON AVENUE
                                   16TH FLOOR
                            NEW YORK, NEW YORK 10017

                             PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, FEBRUARY 4, 2005

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC ("CSAM"), 466 Lexington Avenue (between 45th and 46th Streets), 16th Floor, New York, New York 10017 on Friday, February 4, 2005 (commencing at 2:00 p.m. New York time) and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, CSAM, the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund ("Bear Stearns"), or D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm that has been retained by the Fund for a fee of $1,500 plus all reasonable out of pocket expenses (i.e., shareholder telephone calls, etc.) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about January 11, 2005.

     The principal executive office of CSAM is 466 Lexington Avenue, 16th Floor, New York, New York 10017. The principal executive office of Bear Stearns is 383 Madison Avenue, 23rd Floor, New York, New York 10179. Each of Credit Suisse Asset Management (Australia) Limited, located at Level 32, Gateway Building, 1 Macquarie Place, Sydney, NSW 2000, and Credit Suisse Asset Management Limited, located at Beaufort House, 15 St. Botolph Street, London, EC3A 7JJ, serves as an investment sub-adviser to the Fund.

     The Fund's Annual Report containing audited financial statements for the fiscal year ended October 31, 2004 has been previously furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-293-1232, BY WRITING TO THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC. C/O CREDIT SUISSE ASSET MANAGEMENT, LLC AT 466 LEXINGTON AVENUE, 16TH FLOOR, NEW YORK, NEW YORK 10017, OR AT THE WEBSITE OF CREDIT SUISSE ASSET MANAGEMENT, LLC AT www.csam.com/us. THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

     Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. Shareholders who wish to vote in person at the Meeting must comply with all applicable conditions.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of the Fund's nominees for director. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of The Emerging Markets Telecommunications Fund, Inc., c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

     A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

     For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

     CSAM and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

     The election of a Director requires that the successful candidate receive a plurality of votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

     The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, December 20, 2004, there were 8,650,121 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

     In order that your Shares may be represented at the Meeting, you are requested to:

     --indicate your instructions on the Proxy;
     --date and sign the Proxy;
     --mail the Proxy promptly in the enclosed envelope; and --allow sufficient time for the Proxy to be received and processed on or before 2:00 p.m. on February 4, 2005.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

     The only proposal to be submitted at the Meeting will be the election of two (2) Directors of the Fund to hold office for the term set forth below and until their respective successors are elected and qualified.

     The Board of Directors (the "Board") is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

     Martin M. Torino and William W. Priest, Jr., Directors whose current terms expire on the date of this Meeting, have each been nominated for a three-year term to expire at the 2008 Annual Meeting of Shareholders and until their successors are elected and duly qualified.

     Messrs. Torino and Priest have indicated an intention to continue to serve if elected and have consented to being named in this Proxy Statement.

     The following tables set forth certain information regarding the nominees for election to the Board, directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND
                             POSITION(S)  TERM OF OFFICE AND       PRINCIPAL          COMPLEX
     NAME, ADDRESS, AND       HELD WITH     LENGTH OF TIME       OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
        DATE OF BIRTH            FUND           SERVED         DURING PAST 5 YEARS   BY DIRECTOR    HELD BY DIRECTOR
   ----------------------    -----------  ------------------  --------------------  -------------  -------------------
NON-INTERESTED NOMINEE:
Martin M. Torino             Director;    Since 1993;         Chief Executive             3        None
  c/o Credit Suisse Asset    Nominating   current term ends   Officer and Director
  Management, LLC            and Audit    at the 2005 annual  of Celsur Logistica
  Attn: General Counsel      Committee    meeting             S.A. (Logistics)
  466 Lexington Avenue       Member                           since 2002; Chairman
  New York, New York                                          of the Board of
  10017-3140                                                  Ingenio y Refineria
  Date of Birth: 08/14/49                                     San Martin Del
                                                              Tabacal S.A. (sugar
                                                              refinery) from
                                                              August 1996 to 2000

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND
                             POSITION(S)  TERM OF OFFICE AND       PRINCIPAL          COMPLEX
     NAME, ADDRESS, AND       HELD WITH     LENGTH OF TIME       OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
        DATE OF BIRTH            FUND           SERVED         DURING PAST 5 YEARS   BY DIRECTOR    HELD BY DIRECTOR
   ----------------------    -----------  ------------------  --------------------  -------------  -------------------
INTERESTED NOMINEE:
William W. Priest, Jr.*      Director     Since 1997;         Chief Executive             47       Director of Globe
  c/o Epoch Investment                    current term ends   Officer of J Net                     Wireless, L.L.C.
  Partners                                at the 2005 annual  Enterprises, Inc.                    (maritime
  667 Madison Avenue                      meeting             since June 2004;                     communications
  New York, New York                                          Chief Executive                      company); Director
  10021                                                       Officer of Epoch                     of InfraRedX (a
  Date of Birth: 09/24/41                                     Investment Partners,                 medical device
                                                              Inc. since                           company); Director
                                                              April 2004;                          of J Net
                                                              Co-Managing Partner,                 Enterprises, Inc.
                                                              Steinberg Priest &                   (technology holding
                                                              Sloane Capital                       company)
                                                              Management, LLC
                                                              from 2001 to
                                                              March 2004;
                                                              Chairman and
                                                              Managing Director of
                                                              CSAM from 2000 to
                                                              February 2001, Chief
                                                              Executive Officer
                                                              and Managing
                                                              Director of CSAM
                                                              from 1990 to 2000

NON-INTERESTED DIRECTORS:
Enrique R. Arzac             Lead         Since 1996;         Professor of Finance        8        Director of The
  c/o Credit Suisse Asset    Director;    current term ends   and Economics,                       Adams Express
  Management, LLC            Nominating   at the 2007 annual  Graduate School of                   Company (a
  Attn: General Counsel      Committee    meeting             Business, Columbia                   closed-end
  466 Lexington Avenue       Chairman                         University since                     investment company);
  New York, New York         and Audit                        1971                                 Director of
  10017-3140                 Committee                                                             Petroleum and
  Date of Birth: 10/02/41    Member                                                                Resources
                                                                                                   Corporation (a
                                                                                                   closed-end
                                                                                                   investment company)

                                                                                      NUMBER OF
                                                                                    PORTFOLIOS IN
                                                                                        FUND
                             POSITION(S)  TERM OF OFFICE AND       PRINCIPAL          COMPLEX
     NAME, ADDRESS, AND       HELD WITH     LENGTH OF TIME       OCCUPATION(S)        OVERSEEN     OTHER DIRECTORSHIPS
        DATE OF BIRTH            FUND           SERVED         DURING PAST 5 YEARS   BY DIRECTOR    HELD BY DIRECTOR
   ----------------------    -----------  ------------------  --------------------  -------------  -------------------
James J. Cattano             Director;    Since 1993;         President, Primary          4        None
  c/o Primary Resources,     Nominating   current term ends   Resources Inc. (an
  Inc.                       Committee    at the 2007         international
  55 Old Field Point Road    Member       annual meeting      trading and
  Greenwich, CT 06830        and Audit                        manufacturing
  Date of Birth: 06/24/43    Committee                        company specializing
                             Chairman                         in the sale of
                                                              agricultural
                                                              commodities
                                                              throughout Latin
                                                              American markets)
                                                              since October 1996

George W. Landau             Director;    Since 1993;         Senior Advisor,             5        Director of GAM
  c/o Credit Suisse Asset    Nominating   current term        Latin America,                       Funds, Inc.
  Management, LLC            and Audit    ends at the 2006    The Coca-Cola
  Attn: General Counsel      Committee    annual meeting      Company since 1988;
  466 Lexington Avenue       Member                           Advisor of Guardian
  New York, New York                                          Industries (a glass
  10017-3140                                                  manufacturer) since
  Date of Birth: 03/04/20                                     1992

----------
* Mr. Priest is an interested person of the Fund, as defined in the 1940 Act, because up to December 31, 2002 he was retained by CSAM to provide consulting services.

                                    OFFICERS

     NAME, ADDRESS,          POSITION(S) HELD
   AND DATE OF BIRTH            WITH FUND      LENGTH OF TIME SERVED  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   -----------------         ----------------  ---------------------  -------------------------------------------
Michael E. Kenneally         Chairman of the   Since 2004             Chairman and Global Chief Executive Officer
  c/o Credit Suisse Asset    Fund, Chief                              of CSAM since 2003; Chairman and Chief
  Management, LLC            Executive                                Investment Officer of Banc of America
  466 Lexington Avenue       Officer and                              Capital Management from 1998 to March 2003
  New York, New York         President
  10017-3140
  Date of Birth: 03/30/54

     NAME, ADDRESS,          POSITION(S) HELD
   AND DATE OF BIRTH            WITH FUND      LENGTH OF TIME SERVED  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
   -----------------         ----------------  ---------------------  -------------------------------------------
Michael A. Pignataro         Chief Financial   Since 1993             Director and Director of Fund
  c/o Credit Suisse Asset    Officer and                              Administration of CSAM; Associated with
  Management, LLC            Secretary                                CSAM since 1984; Officer of other Credit
  466 Lexington Avenue                                                Suisse Funds
  New York, New York
  10017-3140
  Date of Birth: 11/15/59

Emidio Morizio               Chief Compliance  Since 2004             Director and Global Head of Compliance of
  c/o Credit Suisse Asset    Officer                                  CSAM; Associated with CSAM since July 2000;
  Management, LLC                                                     Vice President and Director of Compliance
  466 Lexington Avenue                                                of Forstmann-Leff Associates from 1998 to
  New York, New York                                                  June 2000; Officer of other Credit Suisse
  10017-3140                                                          Funds
  Date of Birth: 09/21/66

Ajay Mehra                   Chief Legal       Since 2004             Director and Deputy General Counsel of CSAM
  c/o Credit Suisse Asset    Officer                                  since September 2004; Senior Associate of
  Management, LLC                                                     Shearman & Sterling LLP from September 2000
  466 Lexington Avenue                                                to September 2004; Senior Counsel of the
  New York, New York                                                  SEC Division of Investment Management from
  10017-3140                                                          June 1997 to September 2000; Officer of
  Date of Birth: 08/14/70                                             other Credit Suisse Funds

Emily Alejos                 Chief Investment  Since 1999             Director of CSAM since January 1999; Vice
  c/o Credit Suisse Asset    Officer                                  President of CSAM from 1997 to January
  Management, LLC                                                     1999; Associated with CSAM since 1997;
  466 Lexington Avenue                                                Officer of other Credit Suisse Funds
  New York, New York
  10017-3140
  Date of Birth: 10/27/63

J. Kevin Gao                 Senior Vice       Since 2004             Vice President and Legal Counsel of CSAM;
  c/o Credit Suisse Asset    President                                Associated with CSAM since July 2003;
  Management, LLC                                                     Associated with the law firm of Willkie
  466 Lexington Avenue                                                Farr & Gallagher LLP from 1998 to 2003;
  New York, New York                                                  Officer of other Credit Suisse Funds
  10017-3140
  Date of Birth: 10/13/67

Robert M. Rizza              Treasurer         Since 1999             Assistant Vice President of CSAM since
  c/o Credit Suisse Asset                                             January 2001; Associated with CSAM since
  Management, LLC                                                     1998; Officer of other Credit Suisse Funds
  466 Lexington Avenue
  New York, New York
  10017-3140
  Date of Birth: 12/09/65

     Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the CSAM Family of Closed-End Investment Companies (as defined below) beneficially owned by each Director.

                                                                                     AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                    SECURITIES IN ALL FUNDS OVERSEEN BY
                                                                                          DIRECTOR OR NOMINEE IN
                                         DOLLAR RANGE OF EQUITY SECURITIES              CSAM FAMILY OF CLOSED-END
NAME OF DIRECTOR OR NOMINEE                     IN THE FUND*(1)(2)                     INVESTMENT COMPANIES*(1)(3)
---------------------------              ---------------------------------          -----------------------------------
NON-INTERESTED NOMINEE:
Martin M. Torino                                        C                                            D

INTERESTED NOMINEE:
William W. Priest, Jr.                                  B                                            C

NON-INTERESTED DIRECTORS:
Enrique R. Arzac                                        C                                            E
James J. Cattano                                        C                                            C
George W. Landau                                        C                                            E

----------
*    Key to Dollar Ranges:
       A.   None
       B.   $1 - $10,000
       C.   $10,001 - $50,000
       D.   $50,001 - $100,000
       E.   over $100,000

(1) This information has been furnished by each director as of December 31, 2004. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the "1934 Act").

(2) The Fund's directors and officers, in the aggregate, own less than 1% of the Fund's outstanding equity securities.

(3) "CSAM Family of Closed-End Investment Companies" means those registered investment companies that share CSAM as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

     As of December 31, 2004, neither the non-interested nominees for election to the Board of the Fund, nor the other Non-Interested Directors nor their immediate family members owned beneficially or of record any class of securities in CSAM or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSAM.

     During the fiscal year ended October 31, 2004,(1) each Director who was not a director, officer, partner, co-partner or employee of CSAM, the Administrator or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2004 to all such unaffiliated Directors was $27,250. Each Director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

----------
 (1) As a result of a recent change, the Fund's fiscal year now ends on October
     31. The Fund's previous fiscal year end-date was November 30. The information shown for 2004 represents the eleven-month period beginning on December 1, 2003 and ending October 31, 2004.

     During the fiscal year ended October 31, 2004, the Board convened five times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

     Messrs. Arzac, Cattano, Landau and Torino constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the New York Stock Exchange, Inc. (the "NYSE")). The Audit Committee convened five times during the fiscal year ended October 31, 2004. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

     Messrs. Arzac, Cattano, Landau and Torino constitute the Fund's Nominating Committee, which is composed of Directors who are Non-Interested Directors of the Fund and who are independent (as such term is defined by the listing standards of the NYSE). The Nominating Committee met four times during the fiscal year ended October 31, 2004. At a meeting of the Nominating Committee held on December 2, 2004, the Nominating Committee nominated Messrs. Torino and Priest each for a three-year term. The Nominating Committee selects and nominates new Directors. The Nominating Committee will consider nominees recommended by shareholders should a vacancy arise. Recommendations should be submitted in writing to the Nominating Committee in care of the Secretary of the Fund. The Board has adopted a Nominating Committee Charter (a copy of which was included as Appendix B to the Fund's proxy statement dated February 23, 2004). In nominating candidates, the Committee shall take into consideration such factors, as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable, purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

     The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

     Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

                             AUDIT COMMITTEE REPORT

     Pursuant to the Audit Committee Charter adopted by the Board (a copy of which was included as Appendix C to the Fund's proxy statement dated February 23, 2004), the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by PricewaterhouseCoopers LLP ("PwC") to the Fund and to CSAM and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended October 31, 2004. The Audit Committee has also met with the Fund's independent registered public accounting firm, PwC, and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the SEC's independence rules delineating relationships between the independent registered public accounting firm and the Fund and the impact that any such relationships may have on the objectivity and independence of the independent registered public accounting firm. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to CSAM was compatible with maintaining PwC's independence.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2004 Annual Report to Shareholders for the fiscal year ended October 31, 2004 and be mailed to shareholders and filed with the SEC.

        SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND'S BOARD OF DIRECTORS

                                Enrique R. Arzac
                                James J. Cattano
                                George W. Landau
                                Martin M. Torino

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     At a meeting held on December 2, 2004, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending October 31, 2005. PwC has been the Fund's independent registered public accounting firm since the Fund commenced operations, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     The information in the table below is provided for services rendered to the Fund by PwC for its fiscal years ended November 30, 2003 and October 31, 2004.

                                                          2003           2004
                                                          ----           ----
Audit Fees                                             $   51,000     $   51,000

Audit-Related Fees(1)                                  $    3,000     $    4,500

Tax Fees(2)                                            $    7,482     $    7,482

All Other Fees                                         $       --     $       --

Total                                                  $   61,482     $   62,982

----------
  (1) Services include agreed-upon procedures in connection with the Fund's semi-annual financial statements ($3,000 per year), and the Fund's third quarter 2004 Form N-Q filing ($1,500).
  (2) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

     The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to CSAM and any service provider to the Fund controlling, controlled by or under common control with CSAM that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than CSAM or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, CSAM and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided;
(ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

     No fees were billed by PwC for non-audit services rendered to the Fund, CSAM or Covered Service Providers for the fiscal years ended November 30, 2003 and October 31, 2004.

COMPENSATION

     The following table shows certain compensation information for the directors for the fiscal year ended October 31, 2004. All officers of the Fund are employees of and are compensated by CSAM. None of the Fund's executive officers or directors who are also officers or directors of CSAM received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                                                                     TOTAL COMPENSATION
                                                                                     FROM FUND AND FUND
                                                     AGGREGATE COMPENSATION       COMPLEX PAID TO DIRECTOR
NAME OF DIRECTOR OR NOMINEE                              FROM THE FUND                  OR NOMINEE*
---------------------------                          ----------------------       ------------------------
NON-INTERESTED NOMINEE FOR DIRECTOR:
Martin M. Torino                                         $        5,250                 $      16,750

INTERESTED NOMINEE FOR DIRECTOR:
William W. Priest, Jr                                    $        4,750                 $      98,000

NON-INTERESTED DIRECTORS:
Enrique R. Arzac                                         $        5,750                 $      69,750
James J. Cattano                                         $        5,750                 $      24,500
George W. Laudau                                         $        5,750                 $      30,750

----------
  * 48 funds comprise the Fund complex. See the "Directors" table for the number of funds each director serves.

           THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE
                          FUND'S NOMINEES FOR DIRECTOR.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

     The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the Shares:

                                                                                             PERCENT
                                                                       NUMBER OF SHARES         OF
NAME AND ADDRESS                                                      BENEFICIALLY OWNED      SHARES
----------------                                                      ------------------     -------
Phillip Goldstein*                                                          719,127            7.85%
60 Heritage Drive
Pleasantville, NY 10570

Lazard Freres & Co., LLC**                                                1,017,045           11.1%
30 Rockefeller Plaza
New York, NY 10020

----------
*  AS STATED IN SCHEDULE 13D FILED WITH THE SEC ON DECEMBER 18, 2003.

** AS STATED IN SCHEDULE 13G/A FILED WITH THE SEC ON FEBRUARY 27, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

     Based solely upon their review of the copies of such forms and written representations received by it, the Fund believes that, for the fiscal year ended October 31, 2004, all filing requirements applicable to such persons were complied with.

SHAREHOLDER PROPOSALS

     Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2006 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than September 13, 2005. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

     For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (by certified mail being recommended) and received at, The Emerging Markets Telecommunications Fund, Inc. c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, 16th Floor, New York, New York 10017 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

     Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business,
(iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

     The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2006 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND
       WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN
         THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

OTHER BUSINESS

     Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

                                                      THE EMERGING MARKETS
                                                       TELECOMMUNICATIONS
                                                            FUND, INC.


                                                         FEBRUARY 4, 2005


3918-PS-05

                                   PROXY CARD
               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              466 Lexington Avenue
                                   16th Floor
                            New York, New York 10017

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby appoint Michael A. Pignataro and J. Kevin Gao, each with the power of substitution, as proxies for the undersigned to vote the shares of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") as to which I am entitled to vote, as shown on the reverse side, at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held on Friday, February 4, 2005, at 2:00 p.m., Eastern time, at the offices of the Fund, 466 Lexington Avenue, 16th Floor, New York, New York 10017, and any adjournments thereof.

                                 [REVERSE SIDE]

/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                                             THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY
                                                   RECOMMENDS A VOTE "FOR" PROPOSAL 1.

THIS PROXY WHEN PROPERLY EXECUTED   1)   Election of the following nominees as Director:
   WILL BE VOTED IN THE MANNER           Nominee:  (01)  Martin M. Torino (three-year term)
      DIRECTED HEREIN BY THE                       (02)  William W. Priest (three-year term)
     UNDERSIGNED SHAREHOLDER.
                                         / / FOR the nominees listed above (except as marked to the contrary above)

                                         / / WITHHOLD AUTHORITY to vote for the nominees listed above

                                         (INSTRUCTION: To withhold authority for any individual nominee, strike a line through such individual's name above.)


                                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT/ /

Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                      Date:
          -----------------          --------

Signature:                      Date:
          -----------------          --------

DETACH CARD

                                        2